UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011 (April 13, 2011)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Eagle Rock Energy G&P, LLC (the “Company”), the general partner of the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”),  approved certain changes to the total direct compensation of the executive officers of the Company in the form of base salary increases and, with respect to each of the executive officers other than the Company’s Chief Executive Officer, increases in the Target Bonus Percentage (as defined in the “Plan”) for 2011 under the Company’s 2011 Short Term Incentive Bonus Plan (the “Plan”).  The Committee engaged Pearl Meyer & Partners, an independent compensation consultant, to assist the Committee  in gathering information and data regarding executive compensation within the market in which the Company competes for executive talent prior to recommending any changes to the compensation of the Company’s executive officers.

The Company’s executive officers are as follows: (1) Joseph A. Mills, Chief Executive Officer; (2) Jeffrey P. Wood, Senior Vice President and Chief Financial Officer; (3) Charles C. Boettcher, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; (4) L. Patrick Giroir, Jr., Senior Vice President, Midstream Business; (5) Joseph E. Schimelpfening, Senior Vice President, Upstream Business; and (6) Steven G. Hendrickson, Senior Vice President, Technical Evaluations.   The Committee approved the following increases to the base salaries of each of the executive officers, to be effective on May 1, 2011:

Officer	Previous Base Salary ($)	New Base Salary ($)	Resulting Salary Increase (%)
Mr. Mills	407,000	500,000	22.9
Mr. Wood	255,000	290,000	13.7
Mr. Boettcher	250,000	263,000	5.2
Mr. Giroir	250,000	255,000	2.0
Mr. Schimelpfening	226,000	244,000	8.0
Mr. Hendrickson	224,000	234,000	4.5

    The Committee approved the following increases to the Target Bonus Percentages for 2011 under the Company’s 2011 Short Term Incentive Bonus Plan for each of the executive officers, other than Mr. Mills:

Officer	Previous Target Bonus as Percent of Base Salary (%)	New Target Bonus as Percent of Base Salary (%)
Mr. Wood	50	75
Mr. Boettcher	50	75
Mr. Giroir	50	75
Mr. Schimelpfening	50	75
Mr. Hendrickson	50	75
* Mr. Mills' Target Bonus Percentage remains 100% for 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: April 15, 2011	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel